Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of January 13, 2009, by and among Options Media Group Holdings, Inc. (formerly Heavy Metal, Inc.), a Nevada corporation (the “Company”), and the subscribers identified on the signature pages hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to such Subscribers, as provided herein, and such Subscribers, in the aggregate, shall purchase (i) for up to $1,180,000 (the “Purchase Price”) of secured 6% promissory notes of the Company (“Note” or “Notes”), a form of which is annexed hereto as Exhibit A, and (ii) share purchase warrants (the “Warrants”) in the form attached hereto as Exhibit B, to purchase shares of the Company’s Common Stock (the “Warrant Shares”) (the “Offering”).  The Notes, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”; and

WHEREAS, the Purchase Price to be paid by the Subscribers and the Notes and the Warrants to be issued by the Company as provided herein shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit C (the “Escrow Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1.

Closing Date.   The “Closing Date” shall be the date that the Purchase Price is transmitted by wire transfer or otherwise credited to or for the benefit of the Company. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction or waiver of all conditions to closing set forth in this Agreement.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the Principal Amount designated on the signature page hereto for the Purchase Price indicated thereon.  The payment of the Purchase Price will be paid with a combination of cash and surrender of certain outstanding promissory notes of the Company held by Subscribers and accrued interest in connection with such surrendered promissory notes as more fully described on the signature pages hereto.

2.

Notes and Warrants.

(a)

Notes.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the Principal Amount designated on the signature page hereto for such Subscriber’s respective portion of the Purchase Price indicated thereon.

(b)

Warrants.  On the Closing Date, the Company will issue and deliver an aggregate of 1,000,000 Warrants to Subscribers.  The number of Warrant Shares eligible for purchase by each

Subscriber is set forth on the signature page of this Agreement.  The exercise price to acquire a Warrant Share upon exercise of a Warrant shall be $0.75.  The Warrants shall be exercisable until five (5) years after the issue date of the Warrants.  The Warrant exercise price and number of Warrant Shares issuable upon exercise of the Warrants shall be equitably adjusted to offset the effect of stock splits, stock dividends, and similar events, and as otherwise described in the Warrant.

(d)

Allocation of Purchase Price.   The Purchase Price will be allocated among the components of the Securities so that each component of the Securities will be fully paid and non-assessable.

3.

Security Interest.   The Subscribers have been and/or will be granted a security interest in the assets of the Company and Subsidiaries (as defined in Section 5(a) of this Agreement), including ownership of the Subsidiaries and in the assets of the Subsidiaries, which security interest will be memorialized in a “Security Agreement,” a form of which is annexed hereto as Exhibit D.  The Notes and all sums due under the Notes and the Transaction Documents (as defined in Section 5(c) below) are included in the term “Obligations” as defined in the Security Agreement and are secured by the Collateral (as defined in the Security Agreement) in the same manner and having the same priority as granted to Subscribers pursuant to the Security Agreement.  The Subscribers agree that their interest in all of the Obligations are pari-passu in proportion to their specific obligation amounts and of equal priority with each other.  The Subsidiaries will guaranty the Company’s obligations under the Transaction Documents as defined in Section 5(c).   Such guaranties will be memorialized in a “Subsidiary Guaranty”, the form of which is annexed hereto as Exhibit E.  The Company will execute such other agreements, documents and financing statements reasonably requested by the Subscribers, which may be filed at the Company’s expense with the jurisdictions, states and counties designated by the Subscribers. The Company will also execute all such documents reasonably necessary in the opinion of the Subscribers to memorialize and further protect the security interest described herein.  The Subscribers will appoint a Collateral Agent to represent them collectively in connection with the security interest to be granted to the Subscribers. The appointment will be pursuant to a “Collateral Agent Agreement,” a form of which is annexed hereto as Exhibit F.

4.

Subscriber Representations and Warranties.  Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

(a)

Organization and Standing of the Subscribers.  If such Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)

Authorization and Power.  Such Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Notes being sold to it hereunder.  The execution, delivery and performance of this Agreement and the other Transaction Documents by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required.  This Agreement and the other Transaction Documents have been duly authorized, executed and when delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms thereof.

(c)

No Conflicts.  The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents, bylaws or other organizational documents, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber).  Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents  nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)

Information on Company.   Such Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 8-K filed on June 25, 2008, together with all subsequent filings made with the Commission available at the EDGAR website until five days before the Closing Date (hereinafter referred to collectively as the "Reports").  In addition, such Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the "Other Written Information"), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Securities.

(e)

Information on Subscriber.   Subscriber is, and will be at the time of the conversion of the Notes and exercise of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Such Subscriber has the authority and is duly and legally qualified to purchase and own the Securities.  Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding such Subscriber is accurate.

(f)

Purchase of Notes and Warrants.  On the Closing Date, such Subscriber will purchase the Notes and Warrant as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(g)

Compliance with Securities Act.   Such Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of such Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into lawful hedging transactions in the course of hedging the position they assume and the Subscriber may also enter into lawful short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties who in turn may dispose of these Securities.

(h)

Warrant Shares Legend.  The Warrant Shares shall bear the following or similar legend:

"THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I)  IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

(i)

Warrant Legend.  The Note shall bear the following legend:

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT  OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

(j)

Communication of Offer.  The offer to sell the Securities was directly communicated to such Subscriber by the Company.  At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(k)

Restricted Securities.   Such Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge,

hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.  Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel unless required by the Company’s stock transfer agent) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate includes each Subsidiary of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(l)

No Governmental Review.  Such Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(m)

Correctness of Representations.  Such Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

(n)

Survival.  The foregoing representations and warranties shall survive the Closing Date.

5.

Company Representations and Warranties.  The Company represents and warrants to and agrees with each Subscriber that:

(a)

Due Incorporation.  The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.  As of the Closing Date, the Company’s Subsidiaries are set forth on Schedule 5(a) hereto.

(b)

Outstanding Stock.  All issued and outstanding shares of capital stock of the Company and Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable.

(c)

Authority; Enforceability.  This Agreement, the Notes, Warrants, the Security Agreement, Subsidiary Guaranty, Collateral Agent Agreement, the Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and Subsidiaries (as applicable) and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)

Additional Issuances.   There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of Common Stock or equity of the Company or Subsidiaries or other equity interest in the Company except as described on Schedule 5(d).  The Common Stock of the Company on a fully diluted basis outstanding as of the last business day preceding the Closing Date and the components thereof are set forth on Schedule 5(d).

(e)

Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the OTC Bulletin Board (the “Bulletin Board”) or the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.  The Transaction Documents and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s Board of Directors.

(f)

No Violation or Conflict.  Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

(i)

violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)

result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except in favor of Subscribers as described herein; or

(iii)

except as described in Schedule 5(d), result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company nor result in the acceleration of the due date of any obligation of the Company; or

(iv)

result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(g)

The Securities.  The Securities upon issuance:

(i)

will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws and the security interests granted to the Subscribers;

(ii)

or will be, duly and validly authorized and on the dates of issuance of the Warrant Shares upon exercise of the Warrants and payment of the exercise price, such Warrant Shares will be duly and validly issued, fully paid and non-assessable and if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement or exempt from registration will be free trading, unrestricted and unlegended;

(iii)

will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company;

(iv)

will not subject the holders thereof to personal liability by reason of being such holders; and

(v)

assuming the representations warranties of the Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

(h)

Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents.  Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)

No Market Manipulation.  The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(j)

Information Concerning Company.  The Reports’ Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein.   Since September 30, 2008 and except as modified in the Other Written Information or in the Schedule 5(j) hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs. The Reports and Other Written Information including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

 (k)

Solvency.  With the proceeds from the sale of the Notes, the Company will have sufficient working capital to pay its bills as they become due (not including the amount due under the Notes).

(l)

Defaults.  The Company is not in violation of its articles of incorporation or bylaws.  The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(m)

No Integrated Offering.   Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board.  No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  The Company will not conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(n)

No General Solicitation.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(o)

No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since September 30, 2008 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Reports or on Schedule 5(o).

(p)

No Undisclosed Events or Circumstances.  Since September 30, 2008, except as disclosed in the Reports or in any press releases, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(q)

Capitalization.  The authorized and outstanding capital stock of the Company and Subsidiaries on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d).  Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries.  The only officer, director, employee and consultant stock option or stock incentive plan currently in effect or contemplated by the Company is described on Schedule 5(d).

(r)

Dilution.   The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company.  The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company.  The Company specifically acknowledges that its obligation to issue the Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

(s)

No Disagreements with Accountants and Lawyers.  There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers previously and presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

(t)

Investment Company.   Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(u)

Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(v)

Reporting Company/Shell Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act").  Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.  As of the Closing Date, the Company is not a “shell company” as that term is employed in Rule 144 under the 1933 Act.

(w)

Listing.  The Company's Common Stock is quoted on the Bulletin Board under the symbol OPMG.  The Company has not received any oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation.  The Company satisfies all the requirements for the continued quotation of its Common Stock on the Bulletin Board.

(x)

DTC Status.   The Company’s transfer agent is a participant in, and the Common Stock is eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 5(x) hereto.

(y)

Company Predecessor and Subsidiaries.  The Company makes each of the representations contained in Sections 5(a), (b), (c), (d), (e), (f), (h), (j), (k), (n), (o), (p), (r), (s) and (t) of this Agreement, as same relate or could be applicable to each Subsidiary of the Company.  All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in

Sections 8(g) through 8(l) shall relate, apply and refer to the Company and its predecessors and successors.  The Company represents that it owns all of the equity of the Subsidiaries and rights to receive equity of the Subsidiaries identified on Schedule 5(a), free and clear of all liens, encumbrances and claims, except as set forth on Schedule 5(a).  No person or entity other than the Company has the right to receive any equity interest in the Subsidiaries.

(z)

Banking.   Schedule 5(z) contains a list of all financial institutions at which the Company and Subsidiaries maintains deposit, checking and other accounts.  The list includes the accurate addresses of such financial institution and account numbers of such accounts.

(AA)

Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date in which case such representation or warranty shall be true as of such date.

(BB)

Survival.  The foregoing representations and warranties shall survive the Closing Date.

6.

Regulation D Offering/Legal Opinion.  The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.  On the Closing Date, the Company will provide an opinion reasonably acceptable to the Subscribers from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers.  A form of the legal opinion is annexed hereto as Exhibit G.  The Company will provide, at the Company's expense, such other legal opinions, if any, as are reasonably necessary  in each Subscriber’s opinion for the issuance and resale of the Shares and Warrant Shares pursuant to an effective registration statement, Rule 144 under the 1933 Act or an exemption from registration.

7.

Fees.

(a)

Due Diligence Fees.   The Company will pay a due diligence fee (“Due Diligence Fee”) to the parties identified on Schedule 7(a) hereto.  The aggregate Due Diligence Fee shall be equal to 50,000 restricted shares of the Company’s Common Stock.

(b)

Subscriber’s Legal Fees.   The Company shall pay to Grushko & Mittman, P.C., a fee of $15,000 (“Subscriber’s Legal Fees”) as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale of the Notes and Warrants (the “Offering”).  The Subscriber’s Legal Fees and expenses (to the extent known as of the Closing) will be payable out of funds held pursuant to the Escrow Agreement.  Grushko & Mittman, P.C. will be reimbursed at Closing for all lien searches, filing fees, and printing and shipping costs for the closing statements to be delivered to Subscribers.

8.

Covenants of the Company.  The Company covenants and agrees with the Subscribers as follows:

(a)

Stop Orders.  The Company will advise the Subscribers, within twenty-four hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.  The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

(b)

Listing/Quotation.  The Company shall promptly secure the quotation or listing of the Shares upon each national securities exchange, or automated quotation system upon which they are or become eligible for quotation or listing (subject to official notice of issuance) and shall maintain same so long as any Notes are outstanding.  The Company will maintain the quotation or listing of its Common Stock on the American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.  As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

(c)

Market Regulations.  If required, the Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

(d)

Filing Requirements.  From the date of this Agreement and until the last to occur of (i) two (2) years after the Closing Date, (ii) until all the Warrant Shares have been resold or transferred by all the Subscribers pursuant to a registration statement or pursuant to Rule 144(b)(1)(i), or (iii) the Notes are no longer outstanding (the date of such latest occurrence being the “End Date”), the Company will (A) comply in all respects with its reporting and filing obligations under the 1934 Act, and (B) comply with all requirements related to any registration statement filed pursuant to this Agreement.  The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under said Acts until the End Date.  Until the End Date, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market.  The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

(e)

Use of Proceeds.   The proceeds of the Offering will be employed by the Company for expenses of the Offering and general working capital.  Except as described on Schedule 8(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on a Closing Date.  For so long as any Notes are outstanding, the Company will not prepay any financing related debt obligations, except equipment payments, nor redeem any equity instruments of the Company without the prior consent of the Subscribers.

(f)

Reservation.   Prior to the Closing, the Company undertakes to reserve and maintain such reservation, pro rata, on behalf of each holder of a Warrant, from its authorized but unissued Common Stock, a number of shares of Common Stock equal to at all times, to the maximum amount of Warrant Shares issuable upon exercise of the Warrants (“Required Reservation”).   Failure to have sufficient shares reserved pursuant to this Section 8(f) at any time shall be a material default of the Company’s obligations under this Agreement and an Event of Default under the Note.

(g)

DTC Program.  At all times that Warrants are outstanding, the Company will employ as the transfer agent for the Common Stock and Shares a participant in the Depository Trust Company Automated Securities Transfer Program.

(h)

Taxes.  From the date of this Agreement and until the End Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(i)

Insurance.  From the date of this Agreement and until the End Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business and location, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured less reasonable deductible amounts; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and located and to the extent available on commercially reasonable terms.

(j)

Books and Records.  From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(k)

Governmental Authorities.   From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(l)

Intellectual Property.  From the date of this Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(m)

Properties.  From the date of this Agreement and until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases and claims to which it is a party or under which it occupies or has rights to property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.  The Company will not abandon any of its assets except for those assets which have negligible or marginal value or for which it is prudent to do so under the circumstances.

(n)

Confidentiality/Public Announcement.  From the date of this Agreement and until the End Date, the Company agrees that except in connection with a Form 8-K and the registration statement or statements regarding the Subscribers’ securities or in correspondence with the SEC regarding same, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon not less than three days prior notice to Subscriber.  In any event and subject to the foregoing, the Company undertakes to file a Form 8-K describing the Offering not later than the 4th business day after the Closing Date.  Prior to the Closing Date, such Form 8-K will be provided to Subscribers for their review and approval.  In the Form 8-K, the Company will specifically disclose the amount of Common Stock outstanding immediately after the Closing.  Upon  delivery by the Company to the Subscribers after the Closing Date of any notice or information, in writing, electronically or otherwise, and while a Note or Warrants are held by such Subscribers, unless the  Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or Subsidiaries, the Company  shall within one business day after any such delivery publicly disclose such  material,  nonpublic  information on a Report on Form 8-K.  In the event that the Company believes that a notice or communication to a Subscriber contains material, nonpublic information, relating to the Company or Subsidiaries, the Company shall so indicate to such Subscriber prior to delivery of such notice or information.  Subscriber will be granted sufficient time to notify the Company that Subscriber elects not to receive such information.   In such case, the Company will not deliver such information to Subscriber and not be in breach of any covenant or agreement required by this Agreement solely as a result of non-delivery of this information.  In the absence of any such indication, such Subscriber shall be allowed to presume that all matters relating to such notice and information do not constitute material, nonpublic information relating to the Company or Subsidiaries.

(o)

Non-Public Information.  The Company covenants and agrees that except for the Reports, Other Written Information, schedules and exhibits to this Agreement and any other disclosure required under the Transaction Documents, which information the Company undertakes to publicly disclose not later than the sooner of the required or actual filing date of the Form 8-K described in Section 8(n) above, neither it nor any other person acting on its behalf will at any time provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to accept such information.  The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(p)

Negative Covenants.   So long as a Note is outstanding, without the consent of the Subscribers, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

(i)

create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a “Lien”) upon any of its property, whether now owned or hereafter acquired except for:  (A) the Excepted Issuances (as defined in Section 11 hereof), and (B) (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers’, warehousemen’s, mechanics’, material men’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company’s business up to the amount of the purchase price of such property; and (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property (each of (a) through (f), a “Permitted Lien”) and (g) indebtedness for borrowed money which is not senior or pari passu in right of payment of the Notes, or distribution or interest in the Company’s assets.

(ii)

amend its certificate of incorporation, bylaws or its charter documents so as to materially and adversely affect any rights of the Subscriber (an increase in the amount of authorized shares and an increase in the number of directors will not be deemed adverse to the rights of the Subscribers);

(iii)

repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents.

(iv)

engage in any transactions with any officer, director, employee or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than (i) for payment of salary, or fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company; or

(v)

prepay or redeem any financing related debt outstanding as of the Closing Date.

The Company agrees to provide Subscribers not less than seven (7) days notice prior to becoming obligated to or effectuating an Excepted Issuance and prompt notice after incurring a Permitted Lien.

(q)

Amendment of Registration Statements.   The Company will not, without the consent of the Subscribers, amend any already filed registration statement to increase the amount of Common Stock registered therein, or reduce the price of which such Common Stock is registered therein, (including but not limited to Forms S-8), until the expiration of the “Exclusion Period,” which shall be defined as the sooner of (i) one year after the Closing Date, or (ii) until all the Shares have been resold or transferable by the Subscribers for six months pursuant to a registration statement or Rule 144b(1)(i), without regard to volume limitations.  The Exclusion Period will be tolled or reinstated, as the case may be, during the pendency of an Event of Default as defined in the Note. This covenant shall not prevent the Company from filing a new registration statement which it currently is obligated to file or may in the future be obligated to file as a result of receiving new financing. Furthermore, the Company may file a Form S-8 with respect to its existing equity incentive plan, which is disclosed on Schedule 8(q) herein.

(r)

Offering Restrictions.   During the Exclusion Period, the Company will not enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with price reset rights (collectively, the “Variable Rate Restrictions”), unless the proceeds of which are used to pay the Notes in full.   For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions).

(s)

Seniority.   Except for Permitted Liens and as otherwise provided for herein, until the Notes are fully satisfied or converted, the Company shall not grant any security interest to be taken in the assets of the Company or any Subsidiary; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any Subsidiary equal to or superior to any right of the holder of a Note in or to such assets.

(t)

Notices.   For so long as the Subscribers hold any Securities, the Company will maintain a United States address and United States fax number for notice purposes under the Transaction Documents.

(u)       Transactions With Insiders.  So long as any Note is outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement relating to the sale, transfer or assignment of any of the Company’s tangible or intangible assets with any of its Insiders (as defined below)(or any persons who were Insiders at any time during the previous two (2) years), or any Affiliates (as defined below) thereof, or with any individual related by blood, marriage, or adoption to any such individual.  Affiliate for purposes of this Section 8(v) means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity.  “Control” or “Controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.  For purposes hereof, “Insiders” shall mean any officer, director or manager of the Company, including but not limited to the Company’s president, chief executive officer, chief financial officer and chief operations officer, and any of their affiliates or family members.

(v)

Nothing contained in this Agreement shall preclude the Company from entering into an agreement to sell or selling its accounts receivable in a factoring arrangement. The Subscribers shall not obtain any lien in any accounts receivable unless the factoring company declines to purchase any account or the Company repurchases any account from a factor.

9.

Covenants of the Company and Subscriber Regarding Indemnification.

(a)

The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto in any Transaction Documents, or other agreement delivered pursuant hereto or in connection herewith, now or after the date hereof; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

(b)

In no event shall the liability of any Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Registrable Securities (as defined herein).

10.

Additional Post-Closing Obligations.

10.1.

Piggy-Back Registrations.   If at any time until two years after the Closing Date there is not an effective registration statement covering all of the Shares and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, but excluding Form S-8, Form S-4 and similar forms, then the Company shall send to each holder of any of the Securities written notice of such determination and, if within fifteen calendar days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of the Warrant Shares such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.  Provided, however, this Section 10.1 shall not apply to any registration statement the Company files with respect to a Private Placement, as defined in Form 8-K filed with the Commission on June 25, 2008, as such Private Placement has been extended on similar terms. The obligations of the Company under this Section may be waived by any holder of any of the Securities entitled to registration rights under this Section 10.1. The holders whose Warrant Shares are included or required to be included in such registration statement are granted the same rights, benefits, liquidated or other damages and indemnification granted to other holders of securities included in such registration statement.  Notwithstanding anything to the contrary herein, the registration rights granted hereunder to the holders of Securities shall not be applicable for such times as such Warrant Shares may be sold by the holder thereof without restriction pursuant to Section 144(b)(1) of the 1933 Act.  In no event shall the liability of any holder of Securities or permitted successor in connection with any Warrant Shares included in any such registration statement be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of the Warrant Shares sold pursuant to such registration or such lesser amount applicable to other holders of Securities included in such registration statement. All expenses incurred by the Company in complying with Section 10, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses."  The Company will pay all Registration Expenses in connection with the registration statement under Section 10.  Selling Expenses in connection with each registration statement under Section 10 shall be borne by the holder and will be apportioned among such holders in proportion to the number of shares included therein for a holder relative to all the Securities included therein for all selling holders, or as all holders may agree.

10.2.

Delivery of Unlegended Shares.

(a)

Within three (3) business days (such third business day being the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that Warrant Shares or any other Common Stock held by a Subscriber have been sold pursuant to the Registration Statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and, if required, Subscriber’s broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(i) above (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Shares certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

(b)

In lieu of delivering physical certificates representing the Unlegended Shares, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, if such transfer agent participates in such DWAC system.  Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c)

The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 10 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber.  As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default.  If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 10.2 for an aggregate of thirty (30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Warrant Shares or other Common Stock subject to such default at a price per share, at the Subscriber’s election, equal to the greater of (i) 120%, or (ii) a fraction in which the numerator is the highest closing price of such Common Stock during the aforedescribed thirty day period and the denominator of which is the Warrant exercise price during such thirty day period, multiplied by the price paid by Subscriber for such Common Stock (“Unlegended Redemption Amount”).  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

(d)

 In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within seven (7) business days after the Unlegended Shares Delivery Date and the Subscriber or a broker on the Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

(e)

In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 10.2 and the Company is required to deliver such Unlegended Shares pursuant to Section 10.2, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company or at the Company’s request or with the Company’s assistance, and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

10.3.

In the event commencing six months after the Closing Date and ending twenty-four months thereafter, the Subscriber is not permitted to resell any of the Warrant Shares, without any restrictive legend or if such sales are permitted but subject to volume limitations or further restrictions on resale as a result of the unavailability to non-affiliate Subscribers of Rule 144(b)(1)(i) under the 1933 Act or any successor rule (a “144 Default”), for any reason except for Subscriber’s status as an Affiliate or “control person” of the Company or change in current applicable securities laws, then the Company shall pay such Subscriber as liquidated damages and not as a penalty an amount equal to two percent (2%) for each thirty days (or such lesser pro-rata amount for any period less than thirty days) thereafter of the purchase price of the Warrant Shares by the Subscriber during the pendency of the 144 Default.  Liquidated Damages shall not be payable pursuant to this Section 10.3 in connection with Warrant Shares for such times as such Warrant Shares may be sold by the holder thereof without volume or other restrictions  pursuant to Section 144(b)(1)(i) of the 1933 Act.

11.

Right of Participation.  Until eighteen months after the Closing Date, the Subscribers shall be given not less than five days prior written notice of any proposed sale by the Company of its Common Stock or other securities or equity linked debt obligations, except in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of corporation or other entity, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans described on Schedule 5(d), (iv) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement and described on Schedule 5(d), and (v) as a result of the exercise of Warrants which are granted or issued pursuant to this Agreement on the terms described in the Transaction Documents as of the Closing Date (collectively the foregoing (i) through (v) are “Excepted Issuances”).  The Subscribers who exercise their rights pursuant to this Section 11(a) shall have the right during the five days following receipt of the notice to purchase for cash or by using the outstanding balance including principal, interest, liquidated damages and any other amount then owing to such Subscriber by the Company, such offered Common Stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale, and if the aggregate other offering is for less than the amounts owned to the Subscribers, collectively; in the same proportion to each other as their purchase of Notes in the Offering.  In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the five days following the notice of modification to exercise the right to participate in such offering.

12.

Continuation of Security Interest.   In connection with secured promissory notes issued to Subscriber on or about July 18, 2008, as amended pursuant to a Note Modification Agreement dated as of August 14, 2008 and a First Amendment to Security and Pledge Agreement dated September 19, 2008 (collectively referred to as “Bridge Funding Notes”), GRQ Consultants, Inc. 401(K) (“GRQ”) was granted a security interest in all of the assets of the Company and its Subsidiaries which was affirmed in the filing of a UCC-1 Financing Statement filed in the State of Nevada on July 22, 2008 under file #2008022865-6 as amended on September 23, 2008 under file #2008029596-2 and which security interest the Company acknowledges and agrees will continue to be a senior first priority security interest in the assets of the Company and its Subsidiaries, except as provided in the UCC-1, as amended.  Upon the Closing of this Offering, and the rollover of the Bridge Funding Notes into the Notes being issued herein, the Bridge Funding Notes shall be deemed replaced by the Notes, and GRQ shall deliver the Bridge Funding Notes to the Company marked paid in connection with the Closing.

13.

Miscellaneous.

(a)

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Options Media Group Holdings, Inc., 123 NW 13th Street, Boca Raton, FL 33432, Attn: Scott Frohman, CEO, facsimile: (561) 892-2618, with an additional copy by fax only to: Harris Cramer LLP, 1555 Palm Beach Lakes Blvd., Suite 310, West Palm Beach, FL 33401, facsimile: (561) 659-0701, and (ii) if to the Subscriber, to: the one or more addresses and fax numbers indicated on the signature pages hereto, with an additional copy by fax only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, facsimile: (212) 697-3575.

 (b)

Entire Agreement; Assignment.  This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.  Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.   No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

(c)

Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d)

Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(e)

Specific Enforcement, Consent to Jurisdiction.  The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 13(d) hereof, the Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)

Independent Nature of Subscribers.     The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in a registration statement and (ii) review by, and consent to, such registration statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(g)

Damages.   In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

(h)

Consent.   As used in this Agreement and the Transaction Documents and any other agreement delivered in connection herewith, “consent of the Subscribers” or similar language means the consent of holders of not less than a majority of the outstanding principal amount of the Notes on the date consent is requested of (such amount being a “Majority in Interest”).  A Majority in Interest may consent to take or forebear from any action permitted under or in connection with the Transaction Documents, modify any Transaction Document or waive any default or requirement applicable to the Company, Subsidiaries or Subscribers under the Transaction Documents provided the effect of such action does not waive any accrued damages and further provided that the relative rights of the Subscribers to each other remains unchanged.

(i)

Equal Treatment.   No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the Subscribers and their permitted successors and assigns who agree or are deemed to have agreed to such amendment or consent.

(j)

Maximum Payments.   Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

(k)

Calendar Days.   All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated.  The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours.  Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City.  Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(l)

Maximum Liability.   In no event shall the liability of any Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of the Shares.

(m)

Captions: Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(n)

Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(o)

Successor Laws.  References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.  A successor rule to Rule 144(b)(1)(i) shall include any rule that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

OPTIONS MEDIA GROUP HOLDINGS, INC.

a Nevada corporation

By:_/s/ Scott Frohman

Scott Frohman, Chief Executive Officer

Dated: January 13, 2009

SUBSCRIBER	PURCHASE PRICE (CASH)	SURRENDER OF PROMISSORY NOTE	PRINCIPAL AMOUNT OF NOTE	WARRANTS
Name of Subscriber: GRQ Consultants 401(K) Address: 595 S Federal Highway, Suite 600 Boca Raton, FL 33432 Fax No.: _____________________________________ Taxpayer ID# (if applicable): ______________ /s/ Barry Honig (Signature) By:	$0	$600,000	$600,000	508,475

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

OPTIONS MEDIA GROUP HOLDINGS, INC. a Nevada corporation

By:	/s/ Scott Frohman
Scott Frohman, Chief Executive Officer

Dated: January 13, 2009

SUBSCRIBER	PURCHASE PRICE (CASH)	SURRENDER OF PROMISSORY NOTE	PRINCIPAL AMOUNT OF NOTE	WARRANTS
Name of Subscriber: Michael Brauser Address: 3164 NE 31st Ave Lighthouse Point, FL 33064 Fax No.: _____________________________________ Taxpayer ID# (if applicable): ______________ /s/ Michael Brauser (Signature) By:	$400,000	$80,000	$480,000	491,525

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (C)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

OPTIONS MEDIA GROUP HOLDINGS, INC. a Nevada corporation

By:	/s/ Scott Frohman
Scott Frohman, Chief Executive Officer

Dated: January 13, 2009

SUBSCRIBER	PURCHASE PRICE (CASH)	SURRENDER OF PROMISSORY NOTE	PRINCIPAL AMOUNT OF NOTE	WARRANTS
Name of Subscriber: Barry Honig Address: 595 South Federal Highway, Suite 600 Boca Raton, FL 33432 Fax No.: _____________________________________ Taxpayer ID# (if applicable): ______________ /s/ Barry Honig (Signature) By:	$0	$100,000	$100,000	0

LIST OF EXHIBITS AND SCHEDULES

Exhibit A

Form of Note

Exhibit B

Form of Warrants

Exhibit C

Escrow Agreement

Exhibit D

Form of Security Agreement

Exhibit E

Form of Subsidiary Guaranty

Exhibit F

Form of Collateral Agent Agreement

Exhibit G

Form of Legal Opinion

Schedule 5(a)

Subsidiaries

Schedule 5(d)

Additional Issuances / Capitalization / Reset Rights

Schedule 5(f)

No Violation of Conflict

Schedule 5(j)

Company Information

Schedule 5(o)

Undisclosed Liabilities

Schedule 5(x)

Transfer Agent

Schedule 5(z)

Deposit Account Institutions

Schedule 7(a)

Due Diligence Fee

Schedule 8(e)

Use of Proceeds

Schedule 8(q)

Additional Registration Statements

EXHIBIT A

Form of Note

SECURED NOTE

Principal Amount:$____________

Issue Date: January ____, 2009

FOR VALUE RECEIVED, OPTIONS MEDIA GROUP HOLDINGS, INC., a Nevada corporation (hereinafter called “Borrower”), hereby promises to pay to ___________________________, ____________________________________________________________ (the “Holder”), without demand, the sum of ________________________________________ Dollars ($__________) (“Principal Amount”), with unpaid interest thereon, on July ___, 2009 (the “Maturity Date”), if not paid sooner.

This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower, the Holder and certain other holders (the “Other Holders”) of promissory notes (the “Other Notes”), dated of even date herewith (the “Subscription Agreement”).  Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement.  The following terms shall apply to this Note:

ARTICLE I

GENERAL PROVISIONS

1.1

Interest Rate.   Interest payable on this Note shall accrue at the compounded annual rate of six percent (6%).  Accrued interest will be payable on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable.

1.2

Default Interest Rate.  The Borrower shall not have any grace period to pay any monetary amounts due under this Note.  After the Maturity Date, accelerated or otherwise, and during the pendency of an Event of Default (as defined in Article III) a default interest rate of fifteen percent (15%) per annum shall apply to the amounts owed hereunder.

ARTICLE II

PREPAYMENT AND EXTENSION

2.1.

Prepayment.   This Note may be paid prior to the Maturity Date, without penalty, upon three days written notice to Holder.  Interest shall accrue through the actual payment date.

2.2.

Extension of Maturity Date.   Provided that an Event of Default, nor an event which with the passage of time or the giving of notice could become an Event of Default has not occurred, the Borrower may, on one occasion, extend the Maturity Date of the Note up to thirty (30) days provided not less than ten (10) business days prior to the unextended Maturity Date, the Borrower notifies Holder of the extension and delivers to Holder, in good funds, two percent (2%) of the then outstanding Principal balance.

2.3.

Mandatory Repayment.  The entire Principal Interest and all other sums due under and in connection with this Note and the Transaction Documents shall be immediately due and payable out of the net proceeds from the sale and issuance by the Borrower and/or a Subsidiary of Borrower of Debt and/or Equity in a single or series of offerings of such debt and/or equity.

ARTICLE III

EVENT OF DEFAULT

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and accrued interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment or grace period, all of which hereby are expressly waived, except as set forth below:

3.1

Failure to Pay Principal or Interest.  The Borrower fails to pay any principal, interest or other sum due under this Note when due.

3.2

Breach of Covenant.  The Borrower breaches any material covenant or other material term or condition of the Subscription Agreement or this Note in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

3.3

Breach of Representations and Warranties.  Any material representation or warranty of the Borrower made herein, in any Transaction Document, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and as of the Closing Date.

3.4

Liquidation.   Any dissolution, liquidation or winding up of Borrower or any substantial portion of its business.

3.5

Cessation of Operations.   Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due.

3.6

Maintenance of Assets.   The failure by Borrower to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

3.7

Receiver or Trustee.  The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

3.8

Judgments.  Any money judgment, writ or similar final process shall be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $100,000, which is not vacated within ten (10) days from the date of entry or filing.

3.9

Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by the Borrower or any such proceeding shall be instituted against the Borrower, which is not dismissed within thirty (30) days from the initial date of such proceeding.

3.10

Delisting.   Failure of the Borrower’s Common Stock to be listed for trading or quotation on a Principal Market for ten (10) or more consecutive days.

3.11

Non-Payment.   A default by the Borrower under any one or more obligations in an aggregate monetary amount in excess of $100,000 after the due date and any applicable cure period.

3.12

Stop Trade.  An SEC or judicial stop trade order or Principal Market trading suspension with respect to the Borrower’s Common Stock that lasts for ten (10) or more consecutive trading days.

3.13

Reservation Default.   The failure by the Borrower to have reserved for issuance upon exercise of the Warrant the number of shares of Common Stock as required in the Subscription Agreement and such default continues for ten (10) business days after written notice to the Borrower or after the Borrower has actual knowledge of such deficiency, whichever is sooner.

3.14

Cross Default.  A default by the Borrower of a material term, covenant, warranty or undertaking of any other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period which such default has a Material Adverse Effect, except for late payments to telecommunication providers.

3.15

Other Note Default.  The occurrence of any Event of Default under any Other Note.

ARTICLE IV

SECURITY INTEREST

4.

Security Interest/Waiver of Automatic Stay.   This Note is secured by a security interest granted to the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder.  The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Transaction Documents and any other agreement to which the Borrower and Holder are parties (collectively, "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362.  FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW.  The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder.  The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel.

ARTICLE V

MISCELLANEOUS

5.1

Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Borrower to: Options Media Group Holdings, Inc., 123 NW 13th Street, Suite 300 Boca Raton, FL 33432, Attn: Scott Frohman, CEO, facsimile:(561) 892-2618, with an additional copy by fax only to: Harris Cramer LLP, 1555 Palm Beach Lakes Blvd., Suite 310, West Palm Beach, FL 33401, facsimile: (561) 659-0701, and (ii) if to the Holder, to the name, address and facsimile number set forth on the front page of this Note, with a copy by facsimile only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, facsimile: (212) 697-3575.

5.3

Amendment Provision.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4

Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.  The Borrower may not assign its obligations under this Note.

5.5

Cost of Collection.  If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

5.6

Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement must be brought only in the civil or state courts of New York or in the federal courts located in the State and county of New York.  Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.  This Note shall be deemed an unconditional obligation of Borrower for the payment of money and, without limitation to any other remedies of Holder, may be enforced against Borrower by summary proceeding pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought.  For purposes of such rule or statute, any other document or agreement to which Holder and Borrower are parties or which Borrower delivered to Holder, which may be convenient or necessary to determine Holder’s rights hereunder or Borrower’s obligations to Holder are deemed a part of this Note, whether or not such other document or agreement was delivered together herewith or was executed apart from this Note.

5.7

Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law.  In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum rate permitted by applicable law, any payments in excess of such maximum rate shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.8

Non-Business Days.   Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the ____ day of January, 2009.

OPTIONS MEDIA GROUP HOLDINGS, INC.

By:	/s/
Scott Frohman, Chief Executive Officer

WITNESS:

______________________________________

EXHIBIT B

Form of Warrants

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), REASONABLY SATISFACTORY TO THE COMPANY, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Right to Purchase ____________ shares of Common Stock of Options Media Group Holdings, Inc. (subject to adjustment as provided herein)

FORM OF CLASS A COMMON STOCK PURCHASE WARRANT

No. 2009-A-001

Issue Date: January __, 2009

OPTIONS MEDIA GROUP HOLDINGS, INC., a corporation organized under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, _______________________, _______________________________________________________, or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the fifth anniversary of the Issue Date (the “Expiration Date”), up to ____________ fully paid and nonassessable shares of Common Stock at a per share purchase price of $0.75.  The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price."  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated as of January ____, 2009, entered into by the Company and the Holder. The Company may reduce the Purchase Price for some or all of the Warrants issued under the Subscription Agreement (the “January Warrants”), temporarily or permanently, provided such reduction is made as to all outstanding January Warrants for all Holders of such January Warrants.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(Warrant)

(a)

The term “Company” shall mean Options Media Group Holdings, Inc., a Nevada corporation, and any corporation which shall succeed or assume the obligations of Options Media Group Holdings, Inc. hereunder.

(b)

The term “Common Stock” includes (i) the Company's Common Stock, $0.001 par value per share, as authorized on the date of the Subscription Agreement, and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)

The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d)

The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1.

Exercise of Warrant.

1.1.

Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2.

Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and delivery within two days thereafter of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.  The original Warrant is not required to be surrendered to the Company until it has been fully exercised.

1.3.

Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by delivery of a Subscription Form in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise provided the Holder has surrendered the original Warrant, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

1.4.

Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(Warrant)

(a)

If the Company's Common Stock is traded on an exchange or is quoted on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange or the American Stock Exchange, LLC, then the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Determination Date;

(b)

If the Company's Common Stock is not traded on an exchange or on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange or the American Stock Exchange, Inc., but is traded on the OTC Bulletin Board or in the over-the-counter market, then the average of the closing bid and ask prices reported for the five (5) Trading Days immediately prior to (but not including) the Determination Date;

(c)

Except as provided in clause (d) below and Section 3.1, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)

If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5.

Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.

Delivery of Stock Certificates, etc. on Exercise. The Company agrees that, provided the full purchase price listed in the Subscription Form is received as specified in Section 1.2, the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which delivery of a Subscription Form shall have occurred and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other

(Warrant)

securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.  The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the proportionate amount of $100 per business day after the Warrant Share Delivery Date for each $10,000 of Purchase Price of Warrant Shares for which this Warrant is exercised which are not timely delivered.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

1.7.

Buy-In.   In addition to any other rights available to the Holder, if the Company fails to deliver to a Holder the Warrant Shares as required pursuant to this Warrant, within seven (7) business days after the Warrant Share Delivery Date and the Holder or a broker on the Holder’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which the Holder was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate Purchase Price of the Warrant Shares required to have been delivered together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Warrant Shares to have been received upon exercise of this Warrant, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

2.

Cashless Exercise.

(a)

Payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section 2(b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

(b)

Subject to the provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set

(Warrant)

forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by delivery of a properly endorsed Subscription Form delivered to the Company by any means described in Section 13, in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

X=Y (A-B)

          A

Where

X=

the number of shares of Common Stock to be issued to the holder

Y=

the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=

Fair Market Value

B=

Purchase Price (as adjusted to the date of such calculation)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction in the manner described above shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

3.

Adjustment for Reorganization, Consolidation, Merger, etc.

3.1.

Fundamental Transaction.  If, at any time while this Warrant is outstanding, (A) the Company  effects any merger or  consolidation  of the Company with or into another entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions,  (C) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (D) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, or spin-off) with one or more persons or entities whereby such other persons or entities acquire more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock of the Company, or (F) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental  Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of

(Warrant)

this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in (1) a transaction where the consideration paid to the holders of the Common Stock consists solely of cash, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the 1934 Act, or (3) a transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, cash equal to the Black-Scholes Value.  For purposes of any such exercise, the determination of the Purchase Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such fundamental Transaction, and the Company shall apportion the Purchase Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3.1 and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  “Black-Scholes Value” shall be determined in accordance with the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg L.P. using (i) a price per share of Common Stock equal to the VWAP of the Common Stock for the Trading Day immediately preceding the date of consummation of the applicable Fundamental Transaction, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of the date of such request and (iii) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg L.P. determined as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction.

3.2.

Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to any trustee as contemplated by Section 3.2.

(Warrant)

3.3

Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than 40% of the Purchase Price (which consideration shall not give effect to warrants or other derivative securities which are included as part of a unit  and not separately priced), then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower price for then outstanding Warrants.  For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance.  Common Stock issued or issuable by the Company for no consideration will be deemed issuable or to have been issued for $0.0001 per share of Common Stock.  Upon any reduction of the Purchase Price, the number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3.3) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3.3) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

4.

Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.

Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold,

(Warrant)

(b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

6.

Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof, upon written request, to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

7.

Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8.

Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.

Registration Rights.  The Holder of this Warrant has been granted certain registration rights by the Company.  These registration rights are set forth in the Subscription Agreement.  The terms of the Subscription Agreement are incorporated herein by this reference.

10.

Maximum Exercise.  If the Company is subject to Section 12(b) or 12(g) of the 1934 Act, then the Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Rule 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.  The restriction described in this paragraph may be waived, in whole or in part, upon

(Warrant)

sixty-one (61) days prior notice from the Holder to the Company to increase such percentage to up to 9.99%, but not in excess of 9.99%.  The Holder may decide whether to convert a Convertible Note or exercise this Warrant to achieve an actual 4.99% or up to 9.99% ownership position as described above, but not in excess of 9.99%.

11.

Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

12.

Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.

Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:  if to the Company, to: Options Media Group Holdings, Inc., 123 NW 13th Street, Suite 300, Boca Raton, FL 33432, Attn: Scott Frohman, CEO, facsimile: (561) 892-2618, with an additional copy by fax only to: Harris Cramer LLP, 1555 Palm Beach Lakes Blvd., Suite 310, West Palm Beach, FL 33401, facsimile: (561) 659-0701, and (ii) if to the Holder, to the address and telecopier number listed on the first paragraph of this Warrant, with a copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

14.

Law Governing This Warrant.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The Company and Holder waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed

(Warrant)

inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.   Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(Warrant)

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

OPTIONS MEDIA GROUP HOLDINGS, INC.

By:	/s/ Scott Frohman
Scott Frohman, Chief Executive Officer

(Warrant)

Exhibit A

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

TO:  OPTIONS MEDIA GROUP HOLDINGS, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___

________ shares of the Common Stock covered by such Warrant; or

___

the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable box or boxes):

___

$__________ in lawful money of the United States; and/or

___

the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___

the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is _________________________________________________

______________________________________

            .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

(Warrant)

Dated:___________________
(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

(Warrant)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of OPTIONS MEDIA GROUP HOLDINGS, INC. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of OPTIONS MEDIA GROUP HOLDINGS, INC. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated:___________________
Signed in the presence of:	(Signature must conform to name of holder as specified on the face of the Warrant)

(Name)	(address)

ACCEPTED AND AGREED:
[TRANSFEREE]
(address)

(Name)

(Warrant)

EXHIBIT C

Escrow Agreement

Intentionally Omitted

(Warrant)

EXHIBIT D

Form of Security Agreement

SECURITY AGREEMENT

1.

Identification.

This Security Agreement (the “Agreement”), dated as of January ___, 2009, is entered into by and between Options Media Group Holdings, Inc., a Nevada corporation (“Parent”), Options Acquisition Sub., Inc., a Delaware corporation and Icon Term Life Inc., a Florida corporation (each a “Guarantor” and together with Parent, each a “Debtor” and collectively the “Debtors”), and the lenders identified on Schedule A hereto (collectively, the “Lenders”).

Schedule A may be amended by the inclusion of additional Lenders who participate in the Offering pursuant to the Subscription Agreement (defined below).

2.

Recitals.

2.1

At or about the date hereof, the Lenders have made and/or are making loans to Parent which will be evidenced by promissory notes.   The loans made at or about the date hereof are referred to as the “Loans”.  It is beneficial to each Debtor that the Loans were made and are being made.  Guarantor has or will deliver a “Guaranty” of Parents obligations to Lenders.

2.2

The Loans were, are and will be evidenced by certain promissory notes (each a “Note”) issued by Parent on or about the date of this Agreement pursuant to subscription agreements (each a “Subscription Agreement”) to which Parent and Lenders are parties.  The Notes are further identified on Schedule A hereto and were and will be executed by Parent as “Borrower” or “Debtor” for the benefit of each Lender as the “Holder” or “Lender” thereof.

2.3

In consideration of the Loans made and to be made by Lenders to Parent and for other good and valuable consideration, and as security for the performance by Parent of its obligations under the Notes, by Guarantor of its obligations under the Guaranty, and as security for the repayment of the Loans and all other sums due from Debtors to Lenders arising under the Transaction Documents (as defined in the Subscription Agreement) and any other instruments, agreements or other documents executed and delivered in connection herewith or therewith (collectively, the “Obligations”), each Debtor, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Lenders a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth.  Obligations include all future advances by Lenders to Debtor that may be made pursuant to the Subscription Agreement.

2.4

The following defined terms which are defined in the Uniform Commercial Code in effect in the State of Nevada on the date hereof are used herein as so defined:  Accounts,

(Warrant)

Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.  Other capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreement.

3.

Grant of General Security Interest in Collateral.

1.   As security for the Obligations of Debtors, each Debtor hereby grants the Lenders a security interest in the Collateral.

2.   “Collateral” shall mean all of the following property of Debtors:

(A)

All now owned and hereafter acquired right, title and interest of Debtors in, to and in respect of all Accounts, Goods, real or personal property, all present and future books and records relating to the foregoing and all products and Proceeds of the foregoing, and as set forth below:

(i)

All now owned and hereafter acquired right, title and interest of Debtors in, to and in respect of all: Accounts, interests in goods represented by Accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; Chattel Paper; investment property; General Intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, certificates, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests and claims in and to equipment, real estate and fixtures); Documents; Instruments; letters of credit, bankers’ acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter owned or held in any capacity by Debtors, as well as agreements or property securing or relating to any of the items referred to above;

(ii)

Goods:  All now owned and hereafter acquired right, title and interest of Debtors in, to and in respect of goods, including, but not limited to:

(a)

All Inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Debtors’ business; finished goods, timber cut or to be cut, oil, gas, hydrocarbons, and minerals extracted or to be extracted, and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all Inventory which may be returned to any Debtor by its customers or repossessed by any Debtor and all of Debtors’ right, title and interest in and to the foregoing (including all of a Debtor’s rights as a seller of goods);

(b)

All Equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions

(Warrant)

thereof and thereto (including, but not limited to Debtors’ rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

(iii)

Property:  All now owned and hereafter acquired right, title and interests of Debtors in, to and in respect of any other personal property in or upon which a Debtor has or may hereafter have a security interest, lien or right of setoff;

(iv)

Books and Records:  All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtors, any computer service bureau or other third party; and

(v)

Products and Proceeds:  All products and Proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

(B)

All now owned and hereafter acquired right, title and interest of Debtors in, to and in respect of the following:

(i)

the shares of stock of each Guarantor, which the Debtor represents, equal 100% of the equity ownership interest in the Guarantor, the certificates representing such shares together with an executed stock power, and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

(ii)

all additional shares of stock, partnership interests, member interests or other equity interests from time to time acquired by Debtor, in any Subsidiary (as defined in the Subscription Agreement) not a Subsidiary of the Debtor on the date hereof (“Future Subsidiaries”), the certificates representing such additional shares, and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity; and

(iii)

all security entitlements of Debtor in, and all Proceeds of any and all of the foregoing in each case, whether now owned or hereafter acquired by Debtor and howsoever its interest therein may arise or appear (whether by ownership, security interest, lien, claim or otherwise).

(C)

Notwithstanding anything contained herein to the contrary, the term “Collateral” shall specifically exclude:

(Warrant)

(i)

accounts receivable of Parent or Proceeds thereof, not exceeding $400,000 at any one time, which are employed as security for a credit line or factoring arrangement;

(ii)

assets of any kind or nature of 1 Touch Marketing, LLC, a Florida limited liability company (“1 Touch”) (regardless as to whether such assets are held by 1 Touch or another entity into which it is merged); and

(iii)

membership interests in 1 Touch (regardless as to whether such membership interests are in 1 Touch or another entity into which it is merged).

3.3

The Lenders are hereby specifically authorized, after the Maturity Date (defined in the Notes) accelerated, or after the occurrence of an Event of Default (as defined herein) and in any event after the expiration of any applicable cure period, to transfer any Collateral into the name of the Lenders and to take any and all action deemed advisable to the Lenders to remove any transfer restrictions affecting the Collateral.

4.

Perfection of Security Interest.

4.1

Each Debtor shall prepare, execute and deliver to the Lenders UCC-1 Financing Statements.  The Lenders are instructed to prepare and file at each Debtor’s cost and expense, financing statements in such jurisdictions deemed advisable to Lenders, including but not limited to the States of Nevada and Delaware.

4.2

Upon the execution of this Agreement, Parent shall deliver to Lenders stock certificates representing all of the shares of outstanding capital stock of the Guarantor (the “Securities”).  All such certificates shall be held by or on behalf of Lenders pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Lenders.

4.3

  All other certificates and instruments constituting Collateral from time to time required to be pledged to Lenders pursuant to the terms hereof (the “Additional Collateral”) shall be delivered to Lenders promptly upon receipt thereof by or on behalf of Debtors.  All such certificates and instruments shall be held by or on behalf of Lenders pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Lenders.  If any Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, Debtors shall cause Lenders (or its custodian, nominee or other designee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by Lenders with respect to such securities without further consent by Debtors.  If any Collateral consists of security entitlements, Debtors shall transfer such security entitlements to Lenders (or its custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by Lenders without further consent by Debtors.

(Warrant)

4.4

Within five (5) business days after the receipt by a Debtor of any Additional Collateral, a Pledge Amendment, duly executed by such Debtor, in substantially the form of Annex I hereto (a “Pledge Amendment”), shall be delivered to Lenders in respect of the Additional Collateral to be pledged pursuant to this Agreement. Each Debtor hereby authorizes Lenders to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to Lenders shall for all purposes hereunder constitute Collateral.

4.5

If Debtor shall receive, by virtue of Debtor being or having been an owner of any Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to Section 5.2 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of Lenders, shall segregate it from Debtor’s other property and shall deliver it forthwith to Lenders, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Lenders as Collateral and as further collateral security for the Obligations.

5.

Distribution.

5.1

So long as an Event of Default does not exist, Debtors shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not materially impair the Collateral.

5.2.

At any time an Event of Default exists or has occurred and is continuing, all rights of Debtors, upon notice given by Lenders, to exercise the voting power and receive payments, which it would otherwise be entitled to pursuant to Section 5.1, shall cease and all such rights shall thereupon become vested in Lenders, which shall thereupon have the sole right to exercise such voting power and receive such payments.

5.3

All dividends, distributions, interest and other payments which are received by Debtors contrary to the provisions of Section 5.2 shall be received in trust for the benefit of Lenders as security and Collateral for payment of the Obligations shall be segregated from other funds of Debtors, and shall be forthwith paid over to Lenders as Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Lenders as Collateral and as further collateral security for the Obligations.

6.

Further Action By Debtors; Covenants and Warranties.

6.1

Lenders at all times shall have a perfected security interest in the Collateral.  Each Debtor represents that, other than the security interests described on Schedule 6.1, it has and will

(Warrant)

continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims.  The Lenders’ security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Lenders, subject only to the security interests described on Schedule 6.1.  Each Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Lenders to establish, maintain and continue the perfected security interest of Lenders in the perfected Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Lenders from time to time to establish and determine the validity and the continuing priority of the security interest of Lenders, and also pay all other claims and charges that, in the opinion of Lenders, exercised in good faith, are reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or Lenders’ security interests therein.

6.2

Except in connection with sales of Collateral, in the ordinary course of business, for fair value and in cash, and except for Collateral which is substituted by assets of identical or greater value (subject to the consent of the Lenders) or which is inconsequential in value, each Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Lenders other than a transfer of the Collateral to a wholly-owned United States formed and located subsidiary or to another Debtor on prior notice to Lenders, and provided the Collateral remains subject to the security interest herein described.  Although Proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Lenders consent to any sale of the Collateral, except as provided herein.  Sales of Collateral in the ordinary course of business shall be free of the security interest of Lenders and Lenders shall promptly execute such documents (including without limitation releases and termination statements) as may be required by Debtors to evidence or effectuate the same.

6.3

Each Debtor will, at all reasonable times during regular business hours and upon reasonable notice, allow Lenders or their representatives free and complete access to the Collateral and all of such Debtor’s records that in any way relate to the Collateral, for such inspection and examination as Lenders reasonably deem necessary.

6.4

Each Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Lenders hereunder, and the Collateral against the claims and demands of all other persons.

6.5

Debtors will promptly notify Lenders of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Lenders under this Security Agreement in any material respect.

6.6

Each Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property, which insurance shall be of the types customarily insured against by companies in the same or similar business, similarly situated, in such amounts (with such

(Warrant)

deductible amounts) as is customary for such companies under the same or similar circumstances, similarly situated.  Debtors shall make the Lenders a loss payee thereon to the extent of its interest in the Collateral. Lenders are hereby irrevocably (until the Obligations are indefeasibly paid in full) appointed each Debtor’s attorney-in-fact to endorse any check or draft that may be payable to such Debtor so that Lenders may collect the proceeds payable for any loss under such insurance.  The proceeds of such insurance, less any costs and expenses incurred or paid by Lenders in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

6.7

In order to protect the Collateral and Lenders’ interest therein, Lenders may, at their option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor upon Debtor’s failure to do so.  All amounts expended by Lenders in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Lenders upon demand

6.8

Upon the request of Lenders, Debtors will furnish to Lenders within five (5) business days thereafter, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Lenders, duly acknowledged, certifying the amount of the principal and interest and any other sum then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtors securing the Obligations.  In connection with any assignment by Lenders of this Security Agreement, each Debtor hereby agrees to cause the insurance policies required hereby to be carried by such Debtor, if any, to be endorsed in form satisfactory to Lenders or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Lenders within ten (10) calendar days after request therefor by Lenders.

6.9

Each Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lenders from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other reasonable assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Lenders may reasonably require to perfect its security interest hereunder.

6.10

Debtors represent and warrant that they are the true and lawful exclusive owners of the Collateral, free and clear of any liens and encumbrances other than those listed on Schedule 6.1.

6.11

Each Debtor hereby agrees not to divest itself of any right under the Collateral except as permitted herein absent prior written approval of the Lenders, except to a subsidiary organized and located in the United States on prior notice to Lenders provided the Collateral remains subject to the security interest herein described.

(Warrant)

6.12

Each Debtor shall cause each Subsidiary of such Debtor in existence on the date hereof and each Subsidiary not in existence on the date hereof to execute and deliver to Lenders promptly and in any event within ten (10) days after the formation, acquisition or change in status thereof (A) a guaranty guaranteeing the Obligations and (B) if requested by Lenders, a security and pledge agreement substantially in the form of this Agreement together with (x) certificates evidencing all of the capital stock of each Subsidiary of and any entity owned by such Subsidiary, (y) undated stock powers executed in blank with signatures guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as Lenders may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (C) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Lenders in order to create, perfect, establish the first priority of or otherwise protect any lien purported to be covered by any such pledge and security agreement or otherwise to effect the intent that all property and assets of such Subsidiary shall become Collateral for the Obligations.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (A) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.  Annex I annexed hereto contains a list of all Subsidiaries of the Debtors as of the date of this Agreement.  Notwithstanding anything contained herein to the contrary, 1 Touch shall not be deemed a Subsidiary for purposes of this Security Agreement.

6.13

Debtor will notify Lenders within fifteen days of the occurrence of any change of Debtor’s name, domicile, address or jurisdiction of incorporation.  The timely giving of this notice is a material obligation of Debtor.

7.

Power of Attorney.

At any time an Event of Default has occurred, and only after the applicable cure period as set forth in this Agreement and the other Transaction Documents, and is continuing, each Debtor hereby irrevocably constitutes and appoints the Lenders as the true and lawful attorney of such Debtor, with full power of substitution, in the place and stead of such Debtor and in the name of such Debtor or otherwise, at any time or times, in the discretion of the Lenders, to take any action and to execute any instrument or document which the Lenders may deem necessary or advisable to accomplish the purposes of this Agreement.  This power of attorney is coupled with an interest and is irrevocable until the Obligations are satisfied.

8.

Performance By The Lenders.

If a Debtor fails to perform any material covenant, agreement, duty or obligation of such Debtor under this Agreement, the Lenders may, after any applicable cure period, at any time or

(Warrant)

times in its discretion, take action to effect performance of such obligation.  All reasonable expenses of the Lenders incurred in connection with the foregoing authorization shall be payable by Debtors as provided in Paragraph 12.1 hereof.  No discretionary right, remedy or power granted to the Lenders under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Lenders with respect thereto, such rights, remedies and powers being solely for the protection of the Lenders.

9.

Event of Default.

An event of default (“Event of Default”) shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined and described in this Agreement, in the Notes, the Subscription Agreement, and any other agreement to which one or more Debtors and a Lender are parties relating to the Offering.   Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Lenders, and the Lenders may dispose of Collateral as provided below.  A default by Debtor of any of its material obligations pursuant to this Agreement which is not cured within 7 days following receipt of notice from the Lenders and any of the Transaction Documents (as defined in the Subscription Agreement) shall be an Event of Default hereunder and an “Event of Default” as defined in the Note, and Subscription Agreement.

10.

Disposition of Collateral.

Upon and after any Event of Default which is then continuing,

10.1

The Lenders may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for, in order to satisfy the Obligations.  In addition to other rights and remedies provided for herein or otherwise available to it, the Lenders shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

10.2

If any notice to Debtors of the sale or other disposition of Collateral is required by then applicable law, five (5) business days prior written notice (which Debtors agree is reasonable notice within the meaning of Section 9.612(a) of the Uniform Commercial Code) shall be given to Debtors of the time and place of any sale of Collateral which Debtors hereby agree may be by private sale.  The rights granted in this Section are in addition to any and all rights available to Lenders under the Uniform Commercial Code.

10.3

The Lenders are authorized, at any such sale, if the Lenders deem it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Lenders deem advisable to ensure such compliance.  Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

(Warrant)

10.4

All proceeds received by the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Lenders pursuant to Paragraph 12.1 hereof) against the Obligations pro rata among the Lenders in proportion to their interests in the Obligations.   Upon payment in full of all Obligations, Debtors shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Lenders incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto).  Any assignment of Collateral by the Lenders to Debtors shall be without representation or warranty of any nature whatsoever and wholly without recourse.  To the extent allowed by law, each Lender may purchase the Collateral and pay for such purchase by offsetting up to such Lender’s pro rata portion of the purchase price with sums owed to such Lender by Debtors arising under the Obligations or any other source.

10.5

Rights of Lender to Appoint Receiver.   Without limiting, and in addition to, any other rights, options and remedies Lenders have under the Transaction Documents, the UCC, at law or in equity, or otherwise, upon the occurrence and continuation of an Event of Default, Lenders shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction.  Debtors expressly agrees that such a receiver will be able to manage, protect and preserve the Collateral and continue the operation of the business of Debtors to the extent necessary to collect all revenues and profits thereof and to apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, until a sale or other disposition of such Collateral shall be finally made and consummated.  Debtors waive any right to require a bond to be posted by or on behalf of any such receiver.

11.

Waiver of Automatic Stay.   Debtors acknowledge and agree that should a proceeding under any bankruptcy or insolvency law be commenced by or against Debtors, or if any of the Collateral should become the subject of any bankruptcy or insolvency proceeding, then the Lenders should be entitled to, among other relief to which the Lenders may be entitled under the Note, Subscription Agreement and any other agreement to which the Debtors and Lenders are parties, (collectively “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Lenders to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law.  DEBTORS EXPRESSLY WAIVE THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362.  FURTHERMORE, DEBTORS EXPRESSLY ACKNOWLEDGE AND AGREE THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE LENDERS TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW.   Debtors hereby consent to any motion for relief from stay which may be filed by the Lenders in any bankruptcy or insolvency proceeding initiated by or against Debtors, and further agree not to file any opposition to any motion for relief from stay filed by the Lenders.  Debtors represent, acknowledge and agree that this provision is a specific and material aspect of this Agreement, and that the Lenders would not agree to the terms of this Agreement if this waiver were not a part of this Agreement.  Debtors further represent, acknowledge and agree that this waiver is knowingly, intelligently and

(Warrant)

voluntarily made, that neither the Lenders nor any person acting on behalf of the Lenders has made any representations to induce this waiver, that Debtors have been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by Debtors and that Debtors have had the opportunity to discuss this waiver with counsel.   Debtors further agree that any bankruptcy or insolvency proceeding initiated by Debtors will only be brought in the Federal Court within the Southern District of New York.

12.

Miscellaneous.

12.1

Expenses.  Debtors shall pay to the Lenders, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys’ fees, legal expenses and brokers’ fees, which the Lenders may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Lenders hereunder or with respect to any or all of the Obligations upon breach or threatened breach; or (c) failure by Debtors to perform and observe any agreements of Debtors contained herein which are performed by the Lenders.

12.2

Waivers, Amendment and Remedies.  No course of dealing by the Lenders and no failure by the Lenders to exercise, or delay by the Lenders in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lenders.  No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtors therefrom shall, in any event, be effective unless contained in a writing signed by the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Lenders, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Lenders from time to time in such order as the Lenders may elect.

12.3

Notices.  All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

To Debtors:

Options Media Group Holdings, Inc.

123 NW 13th Street, Suite 300

Boca Raton, FL 33432

Attn: Scott Frohman, CEO

Fax: (561) 892-2618

With an additional copy by fax only to:

(Warrant)

Harris Cramer LLP

1555 Palm Beach Lakes Blvd., Suite 310

West Palm Beach, FL 33401

Fax: (561) 659-0701

To Lenders:

To the addresses and telecopier numbers set forth

on Schedule A

If to Debtors or Lenders,

with a copy by telecopier only to:

Grushko & Mittman, P.C.

551 Fifth Avenue, Suite 1601

New York, New York 10176

Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

12.4

Term; Binding Effect.  This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon each Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Lenders and their respective successors and assigns.

12.5

Captions.  The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions of this agreement and have no legal or other significance whatsoever.

12.6

Governing Law; Venue; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction.  Any legal action or proceeding against a Debtor with respect to this Agreement must be brought only in the courts in the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Each Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.  If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

(Warrant)

12.7

Entire Agreement.  This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

12.8

Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by electronic transmission.

13.

Intercreditor Terms.   As between the Lenders, any distribution under paragraph 10.4 shall be made proportionately based upon the remaining principal amount (plus accrued and unpaid interest) to each as to the total amount then owed to the Lenders as a whole.  The rights of each Lender hereunder are pari passu to the rights of the other Lenders hereunder.  Any recovery hereunder shall be shared ratably among the Lenders according to the then remaining principal amount owed to each (plus accrued and unpaid interest) as to the total amount then owed to the Lenders as a whole.

14.

Termination; Release.  When the Obligations have been indefeasibly paid and performed in full or all outstanding Notes have been converted to common stock pursuant to the terms of the Notes and the Subscription Agreements, this Agreement shall be terminated, and the Lenders, at the request and sole expense of the Debtors, will execute and deliver to the Debtors the proper instruments (including UCC termination statements) promptly acknowledging the termination of the Security Agreement, and duly assign, transfer and deliver to the Debtors, without recourse, representation or warranty of any kind whatsoever, such of the Collateral, including, without limitation, Securities and any Additional Collateral, as may be in the possession of the Lenders.

15.

Lender Powers.

15.1

Lenders Powers.  The powers conferred on the Lenders hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers.

15.2

Reasonable Care.  The Lenders are required to exercise reasonable care in the custody and preservation of any Collateral in its possession; provided, however, that the Lenders shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purposes as any owner thereof reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lenders, to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

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(Warrant)

IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

“DEBTOR”

OPTIONS MEDIA GROUP HOLDINGS, INC.

a Nevada corporation

By: _____________________________________

      Scott Frohman, Chief Executive Officer

“SUBSIDIARY”

“SUBSIDIARY”

OPTIONS ACQUISITION SUB, INC.

ICON TERM LIFE INC.

a Delaware corporation

a Florida corporation

By: _____________________________________

By: _____________________________________

Its: _____________________________________

Its: ______________________________________

“LENDERS”

________________________________________

_________________________________________

GRQ CONSULTANTS INC. 401(K)

MICHAEL BRAUSER

________________________________________

BARRY HONIG

(Warrant)

EXHIBIT E

Form of Subsidiary Guaranty

GUARANTY

1.

Identification.

This Guaranty (the “Guaranty”), dated as of January ___, 2009, is entered into by Options Acquisition Sub, Inc., a Delaware corporation and Icon Term Life Inc., a Florida corporation (each a “Guarantor” and collectively, “Guarantors”), for the benefit of the lenders identified on Schedule A hereto (each a “Lender” and collectively, the “Lenders”).

2.

Recitals.

2.1

Guarantors are direct subsidiaries of Options Media Group Holdings, Inc., a Nevada corporation (“Parent”).  The Lenders have made and/or are making loans to Parent (the “Loans”).  Guarantor has and will obtain substantial benefit from the proceeds of the Loans.

2.2

The Loans are and will be evidenced by certain secured promissory Notes issued by Parent  on or about the date of this Guaranty (“Notes”) as described on Schedule A hereto pursuant to subscription agreements dated at or about the date hereof (“Subscription Agreements”).   The Notes are further identified on Schedule A hereto and were and will be executed by Parent as “Borrower” or “Debtor” for the benefit of each Lender as the “Holder” or “Lender” thereof.

2.3

In consideration of the Loans made, being made, and to be made by Lenders to Parent and for other good and valuable consideration, and as security for the performance by Parent of its obligations under the Notes and as security for the repayment of the Loans and all other sums due from Parent to Lenders arising under the Notes (collectively, the “Obligations”), Guarantor, for good and valuable consideration, receipt of which is acknowledged, has agreed to enter into this Guaranty.

3.

Guaranty.

3.1

Guaranty.  Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally with any other Guarantor, the punctual payment, performance and observance when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations now or hereafter existing, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any insolvency, bankruptcy or reorganization of Parent, whether or not constituting an allowed claim in such proceeding), fees, commissions, expense reimbursements, liquidated damages, indemnifications or otherwise (such obligations, to the extent not paid by Parent being the “Guaranteed Obligations”), and agrees to pay any and all reasonable costs, fees and

(Warrant)

expenses (including reasonable counsel fees and expenses) incurred by Lenders in enforcing any rights under the guaranty set forth herein.  Without limiting the generality of the foregoing, Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Parent to Lenders, but for the fact that they are unenforceable or not allowable due to the existence of an insolvency, bankruptcy or reorganization involving Parent.

3.2

Guaranty Absolute.  Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lenders with respect thereto.  The obligations of Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor to enforce such obligations, irrespective of whether any action is brought against Parent or any other Guarantor or whether Parent or any other Guarantor is joined in any such action or actions.  The liability of Guarantor under this Guaranty constitutes a primary obligation, and not a contract of surety, and to the extent permitted by law, shall be irrevocable, absolute and unconditional irrespective of, and Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

any lack of validity of the Notes or any agreement or instrument relating thereto;

any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Notes, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Parent or otherwise;

any taking, exchange, release, subordination or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of Parent; or

(e)  any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by Lenders that might otherwise constitute a defense available to, or a discharge of, Parent or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Lenders, the Lenders or any other entity upon the insolvency, bankruptcy or reorganization of the Parent or otherwise (and whether as a result of any demand, settlement, litigation or otherwise), all as though such payment had not been made.

3.3

Waiver.  Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that Lenders exhaust any right or take any action against any Borrower or any other person or entity or any Collateral.  Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 3.3 is knowingly made in contemplation of such benefits.  Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in

(Warrant)

nature and applies to all Guaranteed Obligations, whether existing now or in the future.

3.4       Continuing Guaranty; Assignments.  This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the indefeasible cash payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, the Subscription Agreements and the Notes, (b) be binding upon Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lenders and their successors, pledgees, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Guaranty (including, without limitation, all or any portion of its Notes owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise.

3.5          Subrogation.  Guarantor will not exercise any rights that it may now or hereafter acquire against any Lender or other Guarantor (if any) that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Lender or other Guarantor (if any), directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full.

3.6     Maximum Obligations. Notwithstanding any provision herein contained to the contrary, Guarantor’s liability with respect to the Obligations shall be limited to an amount not to exceed, as of any date of determination, the amount that could be claimed by Lenders from Guarantor without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

4.

Miscellaneous.

4.1

Expenses.  Guarantor shall pay to the Lenders, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys’ fees, legal expenses and brokers’ fees, which the Lenders may incur in connection with exercise or enforcement of any the rights, remedies or powers of the Lenders hereunder or with respect to any or all of the Obligations.

4.2

Waivers, Amendment and Remedies.  No course of dealing by the Lenders and no failure by the Lenders to exercise, or delay by the Lender in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lenders.  No amendment, modification or waiver of any provision of this Guaranty and no consent to any departure by Guarantor therefrom, shall, in any event, be effective unless contained in a writing signed by the Majority in Interest (as such term is defined in the Subscription Agreement) or the Lenders against whom such amendment, modification or waiver is sought, and then such waiver or consent shall be effective only in the specific instance and for

(Warrant)

the specific purpose for which given.  The rights, remedies and powers of the Lenders, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Lenders from time to time in such order as the Lenders may elect.

4.3

Notices.  All notices or other communications given or made hereunder shall be given in the same manner as set forth in Section 13(b) of the Subscription Agreement to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

To Guarantor, to:

c/o Options Media Group Holdings, Inc.

123 NW 13th Street, Suite 300

 Boca Raton, FL 33432

Attn: Scott Frohman, CEO

Fax: (561) 892-2618

With an additional copy by fax only to:

Harris Cramer LLP

1555 Palm Beach Lakes Blvd., Suite 310

West Palm Beach, FL 33401

Fax: (561) 659-0701

To Lenders:

To the addresses and telecopier numbers set

forth on Schedule A

If to Guarantor or Lender,

with a copy by telecopier only to:

Grushko & Mittman, P.C.

551 Fifth Avenue, Suite 1601

New York, New York 10176

Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

4.4

Term; Binding Effect.  This Guaranty shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Guarantor and its successors and permitted assigns; and (c) inure to the benefit of the Lenders and their respective successors and assigns.  Upon the payment in full of the Obligations, (i) this Guaranty shall terminate and (ii) the Lenders will, upon Guarantor’s request and at Guarantor’s expense, execute and deliver to Guarantor such documents as Guarantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

4.5

Captions.  The captions of Paragraphs, Articles and Sections in this Guaranty

(Warrant)

have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

4.6

Governing Law; Venue; Severability.  This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law.  Any legal action or proceeding against Guarantor with respect to this Guaranty must be brought only in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Guaranty, Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Guarantor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.  If any provision of this Guaranty, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.  This Guaranty shall be deemed an unconditional obligation of Guarantor for the payment of money and, without limitation to any other remedies of Lenders, may be enforced against Guarantor by summary proceeding pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought.  For purposes of such rule or statute, any other document or agreement to which Lenders and Guarantor are parties or which Guarantor delivered to Lenders, which may be convenient or necessary to determine Lenders’ rights hereunder or Guarantor’s obligations to Lenders are deemed a part of this Guaranty, whether or not such other document or agreement was delivered together herewith or was executed apart from this Guaranty.  Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  Guarantor irrevocably appoints Parent its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon each such Guarantor with the same force and validity as if served upon such Guarantor.

4.7

Satisfaction of Obligations.  For all purposes of this Guaranty, the payment in full of the Obligations shall be conclusively deemed to have occurred when the Obligations have been indefeasibly paid.

4.8

Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one

(Warrant)

and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

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(Warrant)

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty, as of the date first written above.

“GUARANTOR”

OPTIONS ACQUISITION SUB, INC.

a Delaware corporation

By: _____________________________________

Its: _____________________________________

“GUARANTOR”

ICON TERM LIFE INC.

A Florida corporation

By: _____________________________________

Its: _____________________________________

(Warrant)

EXHIBIT F

Form of Collateral Agent Agreement

COLLATERAL AGENT AGREEMENT

COLLATERAL AGENT AGREEMENT (this "Agreement") dated as of January ___, 2009, among Barry Honig (the "Collateral Agent"), and the parties identified on Schedule A hereto (each, individually, a "Lender" and collectively, the "Lenders"), who hold or will acquire promissory Notes issued or to be issued by Options Media Group Holdings, Inc. (“Parent”), a Nevada corporation, at or about the date of this Agreement as described in the Security Agreement referred to in Section 1(a) below (collectively herein the “Notes").

WHEREAS, the Lenders have made, are making and will be making loans to Parent to be secured by certain collateral; and

WHEREAS, it is desirable to provide for the orderly administration of such collateral by requiring each Lender to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such collateral, all upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, it is desirable to allocate the enforcement of certain rights of the Lenders under the Notes for the orderly administration thereof.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.

Collateral.

(a)

Contemporaneously with the execution and delivery of this Agreement by the Collateral Agent and the Lenders, (i) the Collateral Agent has or will have entered into a Security Agreement among the Collateral Agent, Parent and Options Acquisition Sub, Inc., a Delaware corporation, and Icon Term Life Inc., a Florida corporation (each a "Guarantor" and together with Parent, "Debtors") ("Security Agreement"), regarding the grant of a security interest in assets owned by Debtors (such assets are referred to herein and in the Security Agreement as the "Collateral") to the Collateral Agent, for the benefit of the Lenders, (ii) Parent is issuing the Notes to the Lenders pursuant to a “Subscription Agreement” dated at or about the date of this Agreement. Collectively, the Security Agreement, the Notes and Subscription Agreement and other agreements referred to therein are referred to herein as "Borrower Documents".

(b)

The Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Lenders in accordance with this Agreement and the Borrower Documents.  No reference to the Borrower Documents or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

(Warrant)

(c)

The Collateral Agent is to distribute in accordance with the Borrower Documents any proceeds received from the Collateral which are distributable to the Lenders in proportion to their respective interests in the Obligations as defined in the Security Agreement.

2.

Appointment of the Collateral Agent.

The Lenders hereby appoint the Collateral Agent (and the Collateral Agent hereby accepts such appointment) to take any action including, without limitation, the registration of any Collateral in the name of the Collateral Agent or its nominees prior to or during the continuance of an Event of Default (as defined in the Borrower Documents), the exercise of voting rights upon the occurrence and during the continuance of an Event of Default, the application of any cash collateral received by the Collateral Agent to the payment of the Obligations, the making of any demand under the Borrower Documents, the exercise of any remedies given to the Collateral Agent pursuant to the Borrower Documents and the exercise of any authority pursuant to the appointment of the Collateral Agent as an attorney-in-fact pursuant to the Security Agreement that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Security Agreements.  Upon disposition of the Collateral in accordance with the Borrower Documents, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with Section 10.4 of the Security Agreement.  Parent and Lenders must notify Collateral Agent in writing of the issuance of Notes to Lenders by Debtor.  The Collateral Agent will not be required to act hereunder in connection with Notes the issuance of which was not disclosed in writing to the Collateral Agent nor will the Collateral Agent be required to act on behalf of any assignee of Notes without the written consent of Collateral Agent.

3.

Action by the Majority in Interest.

(a)

Certain Actions.  Each of the Lenders covenants and agrees that only a Majority in Interest shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that less than a Majority in Interest hereby expressly waive the following rights that they may otherwise have under the Borrower Documents):

(i)

Acceleration.  If an Event of Default occurs, after the applicable cure period, if any, a Majority in Interest may, on behalf of all the Lenders, instruct the Collateral Agent to provide to Debtors notice to cure such default and/or declare the unpaid principal amount of the Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to such Notes;

(ii)

Enforcement.  Upon the occurrence of any Event of Default after the applicable cure period, if any, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce, on behalf of all the Lenders, their rights and remedies under the Borrower Documents against Debtors, and such other rights and remedies as are provided by law or equity; and

(Warrant)

(iii)

Waiver of Past Defaults.  A Majority in Interest may instruct the Collateral Agent to waive any Event of Default by written notice to Debtors, and the other Lenders.

(b)

Permitted Subordination.  A Majority in Interest may instruct the Collateral Agent to agree to subordinate any Collateral to any claim and may enter into any agreement with Debtors to evidence such subordination; provided, however, that subsequent to any such subordination, each Note shall remain pari passu with the other Notes held by the Lenders.

(c)

Further Actions.  A Majority in Interest may instruct the Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Lenders.

(d)

Majority in Interest.  For so long as any obligations remain outstanding on the Notes, Majority in Interest for the purposes of this Agreement and the Security Agreement shall mean Lenders who hold a majority of the outstanding principal amount of the Notes.

4.

Power of Attorney.

(a)

To effectuate the terms and provisions hereof, the Lenders hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

(b)

All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

(c)

This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

5.

Expenses of the Collateral Agent.  The Lenders shall pay any and all reasonable costs and expenses incurred by the Collateral Agent, including, without limitation, reasonable costs and expenses relating to all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, the administration and holding of the Collateral, insurance expenses, and the enforcement, protection and adjudication of the parties' rights hereunder by the Collateral Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Collateral Agent may retain, if any, each of the foregoing in proportion to their holdings of the Notes.

(Warrant)

6.

Reliance on Documents and Experts.  The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

7.

Duties of the Collateral Agent; Standard of Care.

(a)

The Collateral Agent's only duties are those expressly set forth in this Agreement, and the Collateral Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices.  The Collateral Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.

(b)

The Collateral Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

(c)

Any funds held by the Collateral Agent hereunder need not be segregated from other funds except to the extent required by law.  The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

8.

Resignation.  The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect.  Within five (5) days of the giving of such notice, a successor collateral agent shall be appointed by the Majority in Interest; provided, however, that if the Lenders are unable so to agree upon a successor within such time period, and notify the Collateral Agent during such period of the identity of the successor collateral agent, the successor collateral agent may be a person designated by the Collateral Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Lenders.  The Collateral Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Collateral Agent but shall not be obligated to take any action hereunder.  The Collateral Agent may deposit any Collateral with the Supreme Court of the State of New York for New York County or any such other court in New York State that accepts such Collateral.

9.

Exculpation.  The Collateral Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, unless occasioned by the exculpated person's own gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and

(Warrant)

agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances.

10.

Indemnification.  The Lenders hereby agree to indemnify, reimburse and hold harmless the Collateral Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified person's own gross negligence or willful misconduct.

11.

Miscellaneous.

(a)

Rights and Remedies Not Waived.  No act, omission or delay by the Collateral Agent shall constitute a waiver of the Collateral Agent's rights and remedies hereunder or otherwise.  No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

(b)

Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws that would result in the application of the substantive laws of another jurisdiction.

(c)

Waiver of Jury Trial and Setoff; Consent to Jurisdiction; Etc.

(i)

In any litigation in any court with respect to, in connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Collateral Agent and the Lenders or any Lender, then each Lender, to the fullest extent it may legally do so, (A) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action; and (B) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  EACH LENDER AGREES THAT THIS SECTION 11(c) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE COLLATERAL AGENT WOULD NOT ENTER THIS AGREEMENT IF THIS SECTION 11(c) WERE NOT PART OF THIS AGREEMENT.

(ii)

Each Lender irrevocably consents to the exclusive jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or any

(Warrant)

document or instrument delivered pursuant to this Agreement or otherwise.  In any such litigation, each Lender waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such Lender at its address for notice determined in accordance with Section 11(e) hereof.  Each Lender hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

(d)

Admissibility of this Agreement.  Each of the Lenders agrees that any copy of this Agreement signed by it and transmitted by telecopier for delivery to the Collateral Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

(e)

Address for Notices. Any notice or other communication under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt confirmed) with a copy sent by first class mail on the date of transmissions, or by registered or certified mail, return receipt requested, directed to such party’s addresses set forth below (or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein):

In the case of the Collateral Agent, to:

Barry Honig

595 S. Federal Highway, Suite 600

Boca Raton, FL 33432

Fax No. 561-544-2456

In the case of the Lenders, to:

To the address and telecopier number set forth on

Schedule A hereto.

In the case of Debtors, to:

Options Media Group Holdings, Inc.

123 NW 13th Street, Suite 300

Boca Raton, FL 33432

Attn: Scott Frohman, CEO

Fax: (561) 892-2618

With an additional copy by fax only to:

Harris Cramer LLP

1555 Palm Beach Lakes Blvd., Suite 310

West Palm Beach, FL 33401

Fax: (561) 659-0701

(Warrant)

If to Debtor, Lender or Collateral Agent,

with a copy by telecopier only to:

Grushko & Mittman, P.C.

551 Fifth Avenue, Suite 1601

New York, New York 10176

Fax: (212) 697-3575

(f)

Amendments and Modification; Additional Lender.  No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto.  Any transferee of a Note who acquires a Note after the date hereof will become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Collateral Agent and receiving a signed acknowledgement from the Collateral Agent.

(g)

Fee.  Upon the occurrence of an Event of Default, the Lenders collectively shall pay the Collateral Agent the sum of $10,000 on account, to apply against an hourly fee of $350 to be paid to the Collateral Agent by the Lenders for services rendered pursuant to this Agreement.  All payments due to the Collateral Agent under this Agreement including reimbursements must be paid when billed.  The Collateral Agent may refuse to act on behalf of or make a distribution to any Lender who is not current in payments to the Collateral Agent.  Payments required pursuant to this Agreement shall be pari passu to the Lenders' interests in the Notes.  The Collateral Agent is hereby authorized to deduct any sums due the Collateral Agent from Collateral in the Collateral Agent's possession.

(h)

 Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(i)

Successors and Assigns.  Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party.  No party hereto may transfer any rights under this Agreement, unless the transferee agrees to be bound by, and comply with all of the terms and provisions of this Agreement, as if an original signatory hereto on the date hereof.

(j)

Captions: Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(Warrant)

(k)

Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(l)

Entire Agreement.  This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

(m)

Schedules.  The Collateral Agent is authorized to annex hereto any schedules referred to herein.

[THIS SPACE INTENTIONALLY LEFT BLANK]

(Warrant)

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

“LENDERS”

GRQ CONSULTANTS INC. 401(K)

MICHAEL BRAUSER

By:____________________________________

_______________________________________

Print Name of Signator:_____________________

__________________________________________

BARRY HONIG

_______________________________________

BARRY HONIG - Collateral Agent

Acknowledged and Agreed:

“PARENT”

OPTIONS MEDIA GROUP HOLDINGS, INC.

a Nevada corporation

By:__________________________________

      Scott Frohman, Chief Executive Officer

“GUARANTOR”

“GUARANTOR”

OPTIONS ACQUISITION SUB, INC.

ICON TERM LIFE INC.

a Delaware corporation

a Florida corporation

By: _____________________________________

By:____________________________________

Its: _____________________________________

Its: ____________________________________

(Warrant)

EXHIBIT G

Form of Legal Opinion

January 13, 2009

TO:

The Subscribers identified on Schedule A hereto:

We have acted as counsel to Options Media Group Holdings, Inc., a Nevada corporation (the “Company”) and its subsidiaries, Options Acquisition Sub, Inc., a Delaware corporation (“Options Sub”), and Icon Term Life Inc., a Florida corporation (“Icon”), in connection with the offer and sale by the Company of secured promissory notes in the principal amount of up to $1,180,000 (the “Notes”), and warrants to purchase 1,000,000 shares of the Company’s common stock (“Warrants”) to the Subscribers identified on Schedule A hereto, for an aggregate amount of up to $1,180,000 pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Act”), as set forth in Regulation D (“Regulation D”) promulgated thereunder. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the subscription agreement (the “Agreement”) by and between the Company and Subscribers entered into at or about the date hereof.

In connection with this opinion, we have examined originals or signed copies of the following documents with regard to the Company, Options Sub and Icon, as applicable:

1.

Articles of Incorporation of the Company, as amended

2.

Amended Bylaws of the Company, as amended

3.

Certificate of Incorporation of Options Sub, as amended

4.

Amended and Restated Bylaws of Options Sub

5.

Articles of Incorporation of Icon

6.

Bylaws of Icon

7.

Collateral Agent Agreement

8.

Agreement

9.

Warrants

10.

Notes

11.

Guaranty

12.

Security Agreement

13.

UCC Financing Statements

14.

Written Consent to Action Without Meeting of the Shareholders of the Company dated June 18, 2008

15.

Written Consent to Action Without Meeting of the Directors of the Company dated June 19, 2008

16.

Action by Unanimous Written Consent of the Board of Directors of the Company dated June 23, 2008

17.

Unanimous Consent of the Board of Directors of the Company dated September

19, 2008

18.

Unanimous Consent of the Board of Directors of the Company dated November 7, 2008

19.

Unanimous Consent of the Board of Directors of the Company dated January 13, 2009

20.

Certificate of Existence with Status in Good Standing of the Company issued by the Secretary of State, State of Nevada on January 12, 2009

21.

Application by the Company to Transact Business in Florida

22.

Certificate of Authority of the Company to Transact Business in Florida issued by the Department of State, State of Florida on January 12, 2009

23.

UCC-1 search for the Company with the State of Nevada certified by the Secretary of State, State of Nevada on January 12, 2009

24.

Unanimous Consents of the Board of Directors of Options Sub dated January 13, 2009

25.

Unanimous Consent of the Stockholder of Options Sub dated January 13, 2009

26.

Certificate of Good Standing of Options Sub issued by the Secretary of State, State of Delaware on January 12, 2009

27.

UCC-1 search for Options Sub with the State of Delaware certified by the Secretary of State, State of Delaware on January 12, 2009

28.

Unanimous Consent of the Incorporator, Board of Directors and Shareholders of Icon dated December 18, 2008

29.

Unanimous Consents of the Board of Directors of Icon dated January 13, 2009

30.

Certificate of Status of Icon issued by the Department of State of the State of Florida on January 13, 2009

31.

UCC-1 search for Icon with the State of Florida by Corporate Creations International dated January 13, 2009

32.

Officer’s certificate of the Company attached hereto as Schedule B-1

33.

Officer’s certificate of Options Sub attached hereto as Schedule B-2

34.

Officer’s certificate of Icon attached hereto as Schedule B-3

35.

Such other documents, instruments, records and proceedings of the Company, Options Sub and Icon that we have considered necessary and appropriate for this opinion.

Items 7 through 13 shall collectively be referred to as the “Transaction Documents” and are each dated as of the date of this opinion except as otherwise noted.  Items 32 through 34 shall collectively be referred to as the “Certificates”. Items 1 through 35 shall collectively be referred to as the “Documents.”

This opinion has been prepared and is to be construed in accordance with the Report on Standards for Florida Opinions dated April 8, 1991 issued by the Business Law Section of the Florida Bar, as amended and supplemented (the “Report”).  The Report is incorporated by reference into this opinion.

In rendering the following opinion, we have relied, with your approval, as to factual matters that affect our opinion, solely on our examination of the Documents (including, without limitation, the Certificates), and have made no independent verification of the facts asserted to be true and correct in the Documents, including the factual representations and warranties contained in the Agreement, other than as specifically noted.

In addition to the assumptions contained herein and in the Report, we have, with your permission, assumed: (a) the authenticity of all documents submitted to us as originals; (b) the conformity to the originals of all documents submitted to us as copies; (c) the genuiness of all signatures; (d) the legal capacity of natural persons; (e) the truth, accuracy and completeness of the information, factual matters, representations and warranties contained in all of such documents; (f) the due authorization, execution and delivery of all such documents by Subscribers, and the legal, valid and binding effect thereof on Subscribers; and (g) that the Company and the Subscribers will act in accordance with their respective representations and warranties as set forth in the Transaction Documents.

Based on the foregoing, and subject to the qualifications and limitations stated in this opinion and the Report, we are of the opinion that:

.

The Company has been incorporated under the laws of the State of Nevada and its status is active.  Options Sub has been incorporated under the laws of the State of Delaware and its status is active.  Icon has been incorporated under the laws of the State of Florida and its status is active.

2.

Each of the Company, Options Sub and Icon has the corporate power to conduct its business (subject to the last two sentences of this subparagraph) and to execute and deliver the Transaction Documents and to perform its respective obligations under the Transaction Documents.  Options Sub is not currently authorized to transact business in Florida; however Options Sub intends to file an application to transact business in Florida with the Department of State, State of Florida within five (5) business days from the date of this opinion. Upon the filing of said application, Options Sub shall have the corporate power to conduct its business in the State of Florida.

3.

Each of the Company, Options Sub and Icon has authorized the execution, delivery and performance of the Transaction Documents by all necessary corporate action, as applicable.

4.

The execution and delivery of the Transaction Documents, performance by each of the Company, Options Sub and Icon of their respective obligations under the Transaction Documents and the exercise by each of the Company, Options Sub and Icon of their respective rights created by the Transaction Documents do not (a) violate the Company’s articles of incorporation or bylaws or any amendments thereto, Options Sub’s certificate of incorporation or bylaws or any amendments thereto, or Icon’s articles of incorporation or bylaws, as applicable; (b) to our knowledge, without investigation and based solely on the Certificates, constitute a breach of or a default under any agreement or instrument to which the Company, Options Media or Icon, as applicable, is a party or by which their assets are bound, or result in the creation of a mortgage, security interest or other encumbrance upon the assets of the Company, Options Sub or Icon, as applicable, except as set forth in the Transaction Documents; or (c) to our knowledge, without investigation and based solely on the Certificates, violate a judgment, a decree or order of any court or administrative tribunal, which judgment, decree or order is binding on the Company, Options Sub or Icon, as applicable, or their assets; except in the cases of clauses (b) and (c) for violations that could not reasonably be expected to have a material adverse effect on the business or assets of the Company, Options Sub or Icon, as applicable, or materially delay the consummation of the transactions contemplated by the Agreement.

5.

Subject to the limitations contained in the following paragraph, the Transaction Documents are the valid and binding obligation of the Company, Options Sub and Icon, as applicable, enforceable against the Company, Options Sub and Icon, as applicable, under applicable state law and the federal law of the United States.

Our opinion concerning the validity, binding effect and enforceability of the Transaction Documents means that (a) the Transaction Documents constitute an effective contract under applicable law, (b) none of the Transaction Documents is invalid in its entirety because of a specific statutory prohibition or public policy and none is subject in its entirety to a contractual defense, and (c) subject to the last sentence of this paragraph, some remedies are available if the Company, Options Sub and/or Icon, as applicable,  is in material default under the Transaction Documents.  This opinion does not mean that (a) any particular remedy is available upon a material default, or (b) every provision of the Transaction Documents will be upheld or enforced in any or each circumstance by a court.  Furthermore, the validity, binding effect and enforceability of the Transaction Documents may be limited or otherwise affected by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar statutes, rules regulations or other laws affecting the enforcement of creditors’ rights and remedies generally and (b) the unavailability of, or limitation on the availability of, a particular right or remedy (whether in a proceeding in equity or at law) because of an equitable principle or a requirement as to commercial reasonableness, conscionability or good faith.

6.

The Notes, Warrants and the common stock issuable upon exercise of the Warrants, have not been registered under the Securities Act of 1933, as amended (the “Act”), or under the laws of any state or other jurisdiction, and are or will be issued pursuant to a valid exemption from registration, assuming that the persons or entities exercising the Warrants are accredited investors as defined under Regulation D of the Act.

7.

The Security Agreement creates in favor of the Subscribers a security interest in the collateral described therein. The Subscribers, upon the filing of their respective UCC Financing Statement with the financing statement records of (i) the Secretary of State, State of Nevada, will have a perfected security interest in that portion of the Article 9 Collateral of the Company in which a security interest is perfected by filing a financing statement under the Nevada Uniform Commercial Code, (ii) the Secretary of State, State of Delaware, will have a perfected security interest in that portion of the Article 9 Collateral of Options Sub in which a security interest is perfected by filing a financing statement under the Delaware Uniform Commercial Code and (iii) the Secretary of State, State of Florida, will have a perfected security interest in that portion of the Article 9 Collateral of Icon in which a security interest is perfected by filing a financing statement under the Florida Uniform Commercial Code.  No opinion is expressed herein with respect to the relative priority of these security interests.

Without limiting the generality of the foregoing, we express no opinion with respect to (i) the extent that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto, (ii) the enforceability of provisions contained in the Transaction Documents relating to the effect of laws which may be enacted in the future, (iii) the enforceability of provisions in the Transaction Documents purporting to waive the effect of rights or defenses or applicable laws, (iv) fraudulent conveyance, fraudulent transfer and similar laws, (v) any federal or state securities or “blue sky” laws, or (vi) federal or state antitrust laws, including without limitation the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.

This opinion is limited to matters stated herein and no opinion is to be implied or may be inferred beyond the matters expressly stated herein.  When reference is made in this opinion to “our knowledge,” it means that actual knowledge attributable to our representation of the Company, Acquisition Sub and Icon, and of only those lawyers in the employ of our firm involved in our representation of the Company, Acquisition Sub and Icon in connection with the Transaction Documents.

This opinion speaks of its date and we are not responsible for updating it.  Our opinion, inasmuch as it is addressed to you, is not to be quoted in whole or in part or otherwise referred to nor is it to be filed with any governmental agency or other person without the prior written consent of this law firm.  This opinion may not be relied upon by you for any purpose other than in connection with the transactions contemplated by the Agreement or by any other person for any purpose, in each instance, without our express written consent.

We are qualified to practice law in the State of Florida and do not purport to be experts on, or to express any opinion herein concerning any law other than the law of the State of Florida and the federal law of the United States. To the extent that the laws of other states are referred to in this opinion, we assume, with your permission, that the laws are identical in all respects to Florida law.

Very truly yours,

Harris Cramer LLP